UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

NIGHTHAWK BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

627 Davis Drive, Suite 300

Morrisville, North Carolina 27560

August 24, 2023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of NightHawk Biosciences, Inc.:

We hereby notify you that the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting” or “Annual Meeting”) of NightHawk Biosciences, Inc., a Delaware corporation (the “Company”), will be held on September 27, 2023 beginning at 10:00 a.m. Eastern Time, at the Company’s offices, 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560, for the following purposes:

(1)

to elect the four (4) nominees for director named in the accompanying proxy statement to our Board of Directors (the “Board of Directors”) to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	to ratify the appointment of BDO USA, P.A. as our independent registered public accounting firm for our fiscal year ending on December 31, 2023;

(3)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on August 18, 2023 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2023 Annual Meeting. The list of the stockholders of record as of the close of business on August 18, 2023 will be made available for inspection at the meeting and will be available for the ten days preceding the meeting at the Company’s offices located at 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 27, 2023

On or about August 30, 2023, we will begin mailing the proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS AND SUCH MATERIALS WILL BE SENT TO YOU.

By order of the Board of Directors, Jeffrey Wolf Chairman, Chief Executive Officer and President

627 Davis Drive, Suite 300

Morrisville, North Carolina 27560

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on September 27, 2023

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.0002 par value per share, of NightHawk Biosciences, Inc., a Delaware corporation (referred to as “NightHawk,” the “Company,” “we,” or “us” and formerly known as Heat Biologics, Inc.), in connection with the solicitation by the Board of Directors of NightHawk (the “Board of Directors” or the “Board”) of proxies to be voted at our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting” or “Annual Meeting”) to be held on September 27, 2023, beginning at 10:00 a.m., Eastern Time at NightHawk’s offices located at 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560, and at any adjournment or postponement of our 2023 Annual Meeting.

The purpose of the 2023 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting. The Board of Directors knows of no other business that will come before the 2023 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the four (4) nominees named herein for election to the Board of Directors; and (2) FOR the ratification of the appointment of BDO USA, P.A. (“BDO”) as our independent registered public accounting firm for our fiscal year ending on December 31, 2023.

ANNUAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2023 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the record date. Such evidence of ownership can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2023 Annual Meeting, you will be required to present proof of your ownership of our common stock on the record date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2023 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2023 Annual Meeting.

On or about August 30, 2023, we will begin mailing the proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with NightHawk’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record” of those shares and the proxy statement is being sent directly to you by NightHawk. If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the 2023 Annual Meeting. If you choose to have your shares voted by proxy, you may submit a proxy by using the internet (please visit www.proxyvote.com and follow the instructions), by telephone (please call 1-800-690-6903), or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2023 Annual Meeting in accordance with your instructions.

Submit a Proxy by Mail

If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Submit a proxy by Internet or Telephone

If you choose to submit a proxy by internet, go to www.proxyvote.com to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you submit a proxy by telephone call 1-800-690-6903 and follow the instructions. Your internet or telephonic voting instructions must be received by 11:59 p.m. Eastern Time on September 26, 2023 to be counted.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and this proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2023 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2023 Annual Meeting, you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

Voting at the Annual Meeting

Submitting a proxy by mail, internet or telephone will not limit your right to vote at the 2023 Annual Meeting if you decide to attend in person.

ADDITIONAL INFORMATION ABOUT VOTING

Q:	What information is contained in the proxy statement?

A:

The information included in this proxy statement relates to the proposals to be voted on at the 2023 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available at www.nighthawkbio.com.

Q:	What items of business will be voted on at the 2023 Annual Meeting?

A:

The two (2) items of business scheduled to be voted on at the 2023 Annual Meeting are: (1) the election of the four (4) nominees named herein as directors; and (2) the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending on December 31, 2023.

Q:	How does the Board of Directors recommend that I vote?

A:

The Board of Directors recommends that you vote your shares (1) FOR each of the nominees named herein for election to the Board of Directors; and (2) FOR the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending on December 31, 2023.

Q:	What shares can I vote?

A:

You may vote or cause to be voted all shares owned by you as of the close of business on August 18, 2023, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q.	How may I vote?

A.

You may either vote FOR all four (4) of the nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify.

With respect to Proposal 2, you may vote FOR, AGAINST, or ABSTAIN.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder. If your shares are registered directly in your name on the books of NightHawk maintained with NightHawk’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the “record holder” of those shares, and the proxy statement is sent directly to you by NightHawk. As the stockholder of record, you have the right to directly grant your voting proxy or to directly vote in person at the 2023 Annual Meeting.

Beneficial Owner of Shares Held in Street Name. If your shares are held, not in your name, but rather in an account at a stock brokerage firm, bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2023 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2023 Annual Meeting you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker, and you do not give instructions to your broker, bank or other nominee on how to vote, your broker, bank or other nominee will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors. The uncontested election of directors is not considered a routine matter; and, therefore, brokers, banks and other nominees do not have the discretion to vote on this proposal. If you hold your shares in street name and you do not instruct your broker how to vote on Proposal 1, no votes will be cast on your behalf with respect to this non-routine matter. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on Proposal 1.

Q:	What happens if I do not vote?
A:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or by proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not be able to vote your shares on such matter, often referred to as a broker non-vote.

Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instruction.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?
A:

If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, FOR the election of all nominees for director, and FOR Proposal 2. If any other matter is properly presented at the 2023 Annual Meeting, the proxyholder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

Q:	Can I change my vote or revoke my proxy?

A:

You may change your vote or revoke your proxy at any time before the final vote at the 2023 Annual Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at NightHawk Biosciences, Inc., 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560; (2) submit a later-dated proxy (either by mail, internet or telephone), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) vote your shares in person at the 2023 Annual Meeting. Attendance at the meeting will not, by itself, revoke a proxy unless you specifically so request.

For shares you hold beneficially, you should follow the instructions provided by your broker, bank or nominee.

Q:	Who can help answer my questions?

A:

If you have any questions about the 2023 Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, NightHawk Biosciences, Inc., at 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560 or by phone at (919) 240-7133.

Q:	How are votes counted?

A:

In the election of directors (Proposal 1), you may vote FOR all of the four (4) nominees named herein or you may direct your vote to be WITHHELD with respect to any one or more of the four nominees. With respect to Proposal 2 you may vote FOR, AGAINST, or ABSTAIN.

If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and you submit your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR each of the four (4) nominees for election to the Board of Directors; and (2) FOR the ratification of the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2023.

Q:	What is a quorum and why is it necessary?

A:

Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one-third of our shares of common stock outstanding and entitled to vote on August 18, 2023 are necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or, in the case of a beneficial owner, one is submitted on your behalf by your broker, bank or other nominee) or if you attend the 2023 Annual Meeting in person. Broker non-votes (which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the chairperson of the meeting or the stockholders entitled to vote at the meeting present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Q:	What is the voting requirement to approve each of the proposals?

A:

For Proposal 1 (the election of directors), the four (4) persons named herein receiving the highest number of FOR votes (a plurality of the votes cast) will be elected.  Only votes FOR will affect the outcome.  Abstentions, withheld votes and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2, which relates to the ratification of the appointment of BDO, as our independent registered public accounting firm for the year ending December 31, 2023, must receive a majority of the votes cast FOR such Proposal at the 2023 Annual Meeting. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Although ratification is not required by our Bylaws or otherwise, we are submitting the selection of BDO to you for ratification as a matter of good corporate practice. Because Proposal 2 is a routine matter for which brokers have discretion, broker non-votes are not expected to exist for this matter. This vote is advisory, and therefore is not binding on us, the Audit Committee or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker or nominee is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2023 Annual Meeting is Proposal 2. If you do not direct your broker how to vote for Proposal 2 your broker may exercise discretion and your broker may vote your shares on that proposal in its discretion. Therefore, it is important that you provide voting instructions to your broker or other nominee, if you wish to determine the voting of your shares for Proposal 2. Proposal 1 is not a routine matter. Accordingly, if you do not direct your broker how to vote for a director in Proposal 1 your broker may not exercise discretion and may not vote your shares on that proposal.

Abstentions and broker non-votes will be counted in determining the total number of shares present in person or represented by proxy and will have no effect on the outcome of either Proposal 1 or Proposal 2.

We recommend you vote FOR all four (4) nominees; and FOR Proposal 2.

Q:	What should I do if I receive more than one proxy statement?

A:

You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2023 Annual Meeting?

A:

We intend to announce preliminary voting results at the 2023 Annual Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the 2023 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2023 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2023 Annual Meeting?

A:

Other than the two (2) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2023 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Jeffrey Wolf, our Chief Executive Officer, and Mr. William Ostrander, our Chief Financial Officer, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2023 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:

Each share of our common stock that is issued and outstanding as of the close of business on August 18, 2023, the record date, is entitled to be voted on both items being voted on at the 2023 Annual Meeting, with each share being entitled to one vote on each matter.  As of the record date, August 18, 2023, 26,081,890 shares of common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within NightHawk or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2023 Annual Meeting?

A:

The Board of Directors is making this solicitation on behalf of NightHawk, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), your proposal must be submitted in writing by April 26, 2024, to the attention of the Corporate Secretary of NightHawk Biosciences, Inc. at 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560 and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. See also “Stockholder Proposals for the 2024 Annual Meeting” elsewhere in this proxy statement. If you wish to submit a proposal (including a director nomination) at the meeting, you must do so in accordance with NightHawk’s second amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2024 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2024 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the prior year’s meeting. However, if we hold the 2024 Annual Meeting on a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company. In addition, the stockholder must comply with the requirements set forth in our Bylaws and the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal or nomination that such stockholder intends to present at the 2024 Annual Meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 29, 2024. If the date of the 2024 Annual Meeting is changed by more than 30 days before or after September 27, 2023, then notice required by Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

See “Stockholder Proposals for the 2024 Annual Meeting” included elsewhere in this proxy statement for additional information regarding stockholder proposals and director nominations at the 2024 NightHawk Biosciences, Inc. Annual Meeting of Stockholders.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors, based on the recommendation of the Nominating and Governance Committee of the Board of Directors, has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Position	Served as a Director Since
Jeffrey Wolf	60	Chairman of the Board of Directors, Chief Executive Officer and President	2008
John Monahan, Ph.D.	76	Director	2009
John K.A. Prendergast, Ph.D.	69	Director (Lead Director)	2016
Edward B. Smith, III	48	Director	2010

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE ELECTION

OF EACH OF THESE NOMINEES

Currently, the Board of Directors consists of four (4) members: Jeffrey Wolf (Chairman), John Monahan, Ph.D., John K.A. Prendergast, Ph.D. (Lead Director) and Edward B. Smith, III. All of the current members have been nominated by the Board of Directors of NightHawk for election as directors of NightHawk. The Board of Directors believes that it is in the best interests of NightHawk to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2023 Annual Meeting, if any of the nominees named above is unable or unwilling to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place. It is the intention of the persons named as proxies to vote all shares of common stock for which they have been granted a proxy for the election of each of such replacement nominees. Proxies may not be voted for more than four directors. Stockholders may not cumulate votes. Directors elected at the Annual Meeting shall serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified.

The Board of Directors believes that each of the nominees is highly qualified to serve as a member of the Board of Directors and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Nominating and Governance Committee seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating and Governance Committee considers appropriate in the context of the needs of the Board of Directors.

INFORMATION ABOUT THE NOMINEES

Set forth below are summaries of the background, business experience and descriptions of the principal occupation for at least the past five years of each of the Company’s current nominees for election as directors:

Jeffrey Wolf, Chairman of the Board of Directors, Chief Executive Officer and President

Mr. Wolf has served as our Chairman of the Board of Directors, Chief Executive Officer and President since our inception. He founded our company in August 2008. Mr. Wolf served from June 1997 to March 2011, as managing director at Seed-One Ventures, LLC a venture firm focused on launching and growing exceptional healthcare companies from the ground up. Since founding Seed-One, Mr. Wolf has founded and run several biomedical companies. Mr. Wolf’s start-ups include Avigen, Inc., a gene therapy company where he was a co-founder and director; TyRx Pharma, a Princeton-based company focused on the development of bio-compatible polymers where he was a co-founder and Chairman and Elusys, where he was a co-founder, Chairman and Chief Executive Officer. Mr. Wolf received his M.B.A. from Stanford Business School, his J.D. from New York University School of Law and his B.A. from the University of Chicago, where he graduated with honors in Economics. Mr. Wolf serves as a director of several Seed-One portfolio companies and serves as a director of Theriva Biologics, Inc. (formerly known as Synthetic Biologics, Inc.), a clinical stage company developing therapeutics to protect the gut microbiome.

We selected Mr. Wolf to serve on our Board as our Chairman because he brings to the Board of Directors extensive knowledge of the pharmaceutical and biotechnology industries. Having served in senior corporate positions in several biomedical companies, he has a vast knowledge of the industry and brings to the board significant executive leadership and operational experience. His business experience provides him with a broad understanding of the operational, financial and strategic issues facing public companies and his service on other public company boards provides him with extensive corporate governance knowledge.

John Monahan, Ph.D., Director

Dr. Monahan has served on our Board of Directors since November 2009. Dr. Monahan co-founded Avigen Inc. in 1992, a pharmaceutical company. Over a 12-year period as CEO of Avigen he raised over $235 million in several private and public financings including its IPO. From 1989 to 1992, he was VP of R&D at Somatix Therapy Corp., and from 1985 to 1989 he was Director of Molecular & Cell Biology at Triton Biosciences Inc. Prior to that, from 1982 to 1985, he was Research Group Chief, Department of Molecular Genetics, Hoffmann-LaRoche AG. and from 1975 to 1977 he was an instructor at Baylor College of Medicine located in Houston, Texas. He received his Ph.D. in Biochemistry in 1974 from McMaster University in Canada and his B.Sc. from University College in Dublin, Ireland in 1969. Dr. Monahan is a Scientific Advisory Board member of Agilis Biotherapeutics, LLC. Dr. Monahan currently is a board member of Theriva Biologics, Inc. (formerly known as Synthetic Biologics, Inc.), and served as a scientific advisory consultant to Theriva Biologics, Inc. from 2015 to November 10, 2020, prior to his appointment as a board member, and from 2010 through 2015 he was the Senior Executive Vice President of Research &

Development at Theriva Biologics, Inc. He is also a board member of a number of Irish biotech companies including Genable Technologies Ltd., Cellix Ltd., Luxcel Biosciences Ltd., and GK Technologies, Inc. and from August 2016 until May 2021, also was a board member of Anixa Biosciences, Inc. (formerly ITUS Corporation).

We selected Dr. Monahan to serve on our Board of Directors because he brings extensive knowledge of the pharmaceutical and biologics industry. Having served in senior corporate positions in many medical companies he has a vast knowledge of the industry.

John K. A. Prendergast, Ph.D., Lead Director

Dr. Prendergast has served on our Board since April 2016. Dr. Prendergast is co-founder of Palatin Technologies, Inc. (“Palatin”), a biopharmaceutical company developing targeted, receptor-specific peptide therapeutics for the treatment of diseases with significant unmet medical need and commercial potential. Dr. Prendergast has been Chairman of the Board of Palatin since June 14, 2000, and a director since August 1996. Dr. Prendergast has been president and sole stockholder of Summercloud Bay, Inc., an independent consulting firm providing services to the biotechnology industry, since 1993. He was previously a member of the board of the life science companies AVAX Technologies, Inc., Avigen, Inc. and MediciNova, Inc and previously executive chairman of the Board of Directors of Antyra, Inc., a privately-held biopharmaceutical firm. From October 1991 through December 1997, Dr. Prendergast was a managing director of The Castle Group Ltd., a medical venture capital firm. Dr. Prendergast received his M.Sc. and Ph.D. from the University of New South Wales, Sydney, Australia and a C.S.S. in administration and management from Harvard University.

We selected Dr. Prendergast to serve on our Board of Directors because he brings extensive industry experience in corporate development and finance in the life sciences field. His prior service on other publicly traded company boards provides experience relevant to good corporate governance practices.

Edward B. Smith, III, Director

Mr. Smith has served on our Board since November 2010. Since January 1, 2015, Mr. Smith has also been Managing Member of Aristar Capital Management, LLC, a New York-based investment firm founded in 2015. From April 14, 2017 through July 14, 2017, Mr. Smith served as the interim Chief Executive Officer and interim Chief Financial Officer of Agritech Worldwide, Inc. (“Agritech,” formerly Z Trim Holdings, Inc.), a manufacturer of environmentally friendly agricultural functional ingredients. From January 2015 until May 2016, Mr. Smith also served as the Chief Executive Officer of Agritech and from 2009 through July 2017 he served as a board member of Agritech. From April 2005 through December 2014, Mr. Smith served as the Managing Partner of Brightline Capital Management, LLC (“BCM”), a New York-based investment firm founded in 2005. Prior to founding BCM, Mr. Smith worked at Gracie Capital from 2004-2005, GTCR Golder Rauner from 1999-2001 and Credit Suisse First Boston from 1997-1999. Mr. Smith holds a Bachelor of Arts in Social Studies from Harvard College and a Masters in Business Administration from Harvard Business School.

We selected Mr. Smith to serve on our Board of Directors because he brings a strong business background to our company, and adds significant strategic, business and financial experience. Mr. Smith’s business background provides him with a broad understanding of the issues facing us, the financial markets and the financing opportunities available to us. His past service on other public company boards provides him with extensive corporate governance knowledge and insight into issues faced by companies similar to ours.

Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the 2023 Annual Meeting in person or by proxy will be elected. Abstentions, withheld votes and broker non-votes will not affect the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOUR NOMINEES LISTED ABOVE AS DIRECTORS

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Our common stock is listed on the NYSE American LLC (the “NYSE American”). Under the NYSE American listing standards, independent directors must comprise a majority of a listed company’s board of directors and all members of the Audit Committee, Compensation Committee and Nominating and Governance Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the NYSE American listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. No director or executive officer of the Company is related by blood, marriage or adoption to any other director or executive officer.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or (ii) be an affiliated person of the listed company or any of its subsidiaries.

The Board of Directors undertook a review of the independence of the members of the Board of Directors and considered whether any director has a material relationship with our company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the Board of Directors has determined that all of our current directors, except Mr. Wolf, due to his current position as Chief Executive Officer of our company, is “independent” as that term is defined under the rules of the NYSE American. As a result, Dr. Monahan, Dr. Prendergast and Mr. Smith are deemed to be “independent” as that term is defined under the rules of the NYSE American.

In making these determinations, the Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of capital stock by each non-employee director, and the transactions involving them described in the section of this proxy statement entitled “Transactions With Related Persons, Promoters and Certain Control Persons.”

Stockholder Communications with Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board of Directors, any Board of Directors committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at NightHawk Biosciences, Inc., 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in NightHawk for review and possible response.

Corporate Governance

Board Leadership Structure

Mr. Wolf, the Company’s Chief Executive Officer, also serves as Chairman of the Board of Directors. We have a separate, independent Lead Director. Although we do not have a formal policy addressing the topic, we believe that when the Chairman of the Board is an employee of the Company or otherwise not independent, it is important to have a separate Lead Director, who is an independent director.

Dr. Prendergast serves as the Lead Director. In that role, he presides over the Board’s executive sessions, during which our independent directors meet without management, and he serves as the principal liaison between management and the independent directors of the Board. The Lead Director also:

●	confers with the Chairman of the Board regarding the Board meeting agenda;
●	chairs meetings of the independent directors including, where appropriate, setting the agenda and briefing the Chairman of the Board on issues discussed during the meeting;
●	oversees the annual performance evaluation of the CEO;
●	consults with the Nominating and Governance Committee and the Chairman of the Board regarding assignment of Board members to various committees; and
●	performs such other functions as the Board may require.

We believe the combination of Mr. Wolf as our Chairman of the Board of Directors and Dr. Prendergast as an independent director and our Lead Director is an effective structure for our company. The division of duties and the additional avenues of communication between the Board of Directors and our management associated with this structure provide the basis for the proper functioning of our Board of Directors and its oversight of management.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of our company’s risks. The Board of Directors regularly reviews information regarding our company’s strategy, finances and operations, as well as the risks associated with each. The Audit Committee is responsible for oversight of our company’s risks relating to accounting matters, financial reporting, internal controls and legal and regulatory compliance. The Audit Committee undertakes, at least annually, a review to evaluate these risks. The members then meet separately with management responsible for such area, including our Chief Financial Officer, and report to the Audit Committee on any matters identified during such discussions with management. In addition, the Compensation Committee considers risks related to the attraction and retention of talent as well as risks relating to the design of compensation programs and arrangements. In addition, the Nominating and Governance Committee manages risks associated with the independence of the Board of Directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. The full Board considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their respective areas of responsibility.

Code of Business Conduct and Ethics

We have long maintained a Code of Business Conduct and Ethics that is applicable to all of our directors, officers and employees. We undertake to provide a printed copy of these codes free of charge to any person who requests. Any such request should be sent to our principal executive offices attention: Corporate Secretary. The code is posted on our website at www.nighthawkbio.com.

Anti-Hedging/Anti-Pledging Policy

We have adopted an insider trading policy (the “Trading Policy”) with respect to the policies and procedures covering trades of our securities and the handling of our confidential information. The Trading Policy, which applies to all officers, employees, members of the Board of Directors, and consultants of the Company (each a “Covered Person”), prohibits the purchasing or sale of our securities by a Covered Person or a member of their household who is in possession of material non-public information until the third business day after such information is made available to the public, subject to applicable blackout periods. The Trading Policy also prohibits, among other things, hedging and pledging of our securities. Consequently, no employee, executive officer or director may enter into a hedge or pledge of our common stock, including short sales, derivatives, put options, swaps and collars.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. As disclosed above, the Board of Directors has established an Audit Committee, a Compensation Committee, Nominating and Governance Committee and a Special Committee. The Board of Directors may establish other committees to facilitate the management of our company’s business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE American, and SEC, rules and regulations as further described below. The charters for each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee are available on our website at www.nighthawkbio.com. Information contained on or accessible through our website is not a part of this Proxy Statement and the inclusion of such website address in this proxy statement is an inactive textual reference only.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating and Governance Committee and Special Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating and Governance Committee	Special Committee
Jeffrey Wolf	—	—	—	—
John Monahan, Ph.D.	Member	Chairman	Member	Member
Edward B. Smith, III	Chairman	Member	Chairman	Member
John K.A. Prendergast, Ph.D.*	Member	Member	Member	Chairman

* Dr. Prendergast serves as our independent Lead Director.

Audit Committee

Our common stock is listed on the NYSE American. Under the rules of NYSE American, independent directors must comprise a majority of a listed company’s board of directors and all members of our Audit Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that Dr. Monahan, Mr. Smith and Dr. Prendergast, representing three of our four directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the NYSE American. In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. We intend to comply with the other independence requirements for committees within the time periods specified above.

Dr. Monahan, Mr. Smith, and Dr. Prendergast currently serve as members of the Audit Committee. The Board of Directors has determined that Dr. Monahan, Mr. Smith and Dr. Prendergast are each “independent” in accordance with the NYSE American definition of independence and each is an “audit committee financial expert”, as defined by the SEC regulations, and each has the related financial management expertise within the meaning of the NYSE American rules. The primary purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of all material aspects of our accounting and financial reporting processes, internal controls and audit functions, including our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Pursuant to its charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approves if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404. In addition, the Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of our independent registered public accounting firm, the scope of the annual audits, fees to be paid to the independent registered public accounting firm, the performance of our independent registered public accounting firm and our accounting practices and our internal controls and legal compliance functions. The Audit Committee also reviews, prior to publication, our quarterly earnings releases and our reports to the SEC on Form 10-K and Form 10-Q. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on our website at www.nighthawkbio.com. The charter describes the nature and scope of responsibilities of the Audit Committee.

Compensation Committee

Our Compensation Committee is comprised of Dr. Monahan, Mr. Smith, and Dr. Prendergast, each of whom is deemed to be independent in accordance with the NYSE American definition of independence. Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. This Committee determines, approves, and reports to the Board of Directors on all elements of compensation of our executive officers. The Compensation Committee also has the power to prescribe, amend, and rescind rules relating to our stock incentive plans, to recommend the grant of options and other awards under the stock incentive plans, and to interpret the stock incentive plans.

The Compensation Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.nighthawkbio.com.

Our Compensation Committee annually reviews the compensation program for our Chief Executive Officer and other members of senior management and then makes recommendations to the full Board for determination. In each case, the Compensation Committee takes into account the results achieved by the executive, his or her future potential, and his or her scope of responsibilities and experience. During our fiscal year ended December 31, 2022, the Compensation Committee evaluated the performance of our executives and considered the compensation levels and equity programs at comparable companies and related industries and the analysis of its outside consultant before it made its compensation recommendations to the full board, including recommendations regarding salary increases, awards of cash bonuses and awards of stock options.

The Compensation Committee administers our equity incentive plans, including review and recommendation of long-term incentive compensation for each executive, director and employee, including grants of stock options. The Compensation Committee believes that this long-term incentive compensation aligns the interests of our executives with those of our stockholders and furthers executive retention.

The Compensation Committee also reviews and recommends to the Board of Directors appropriate director compensation programs for service as directors, committee chairs and committee members.

Nominating and Governance Committee

The Nominating and Governance Committee is comprised of Dr. Monahan, Mr. Smith, and Dr. Prendergast, each of whom is deemed to be independent in accordance with the NYSE American definition of independence.

The functions performed by the Nominating and Governance Committee include:

●	recommending to the Board of Directors individuals for appointment to vacancies on any committee of the Board of Directors;
●	recommending to the Board of Directors regarding any changes to the size of the Board of Directors or any committee;
●	reporting to the Board of Directors on a regular basis; and
●	performing any other duties or responsibilities expressly delegated to the committee by the Board of Directors relating to board or committee members.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The Committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the Nominating and Governance Committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the Nominating and Governance Committee first determines whether the nominee must be independent for NYSE American purposes or whether the candidate must qualify as an “audit committee financial expert.” The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The Nominating and Governance Committee also will consider nominees recommended by our stockholders. The Nominating and Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. The Nominating and Governance Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Governance Committee does not have a set policy or process for considering diversity in identifying nominees, but endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business. We believe that the Board of Directors is currently well-balanced in terms of skills, experience and perspectives, and given the unique challenges currently facing the Company it would not be in the best interests of the Company or its stockholders to replace any of the current directors now for the purpose of adding a diverse director or to add a new director. We will continue to seek director candidates who can contribute to the diversity of skills, experience and perspectives of the Board of Directors.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. In considering any person recommended by one of our stockholders, the Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the same minimum qualifications set forth above, based upon whether the candidate was recommended by a stockholder. The Nominating and Governance Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.nighthawkbio.com.

Special Committee

The Special Committee is comprised of Dr. Prendergast, Dr. Monahan and Mr. Smith.  The Special Committee was formed to review certain potential related party transactions, which cannot be entered into without the approval of the Special Committee.

Ad Hoc Committees

From time-to-time we establish ad hoc committees to address particular matters.

BOARD AND COMMITTEE MEETINGS

During our fiscal year ended December 31, 2022, the Board of Directors held 12 meetings. During our fiscal year ended December 31, 2022, our Audit Committee, Compensation Committee and Nominating and Governance Committee met four times, six times, and one time, respectively. In addition, the Special Committee met one time during our fiscal year ended December 31, 2022. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2022 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2022.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the Annual Meeting of Stockholders. Jeffrey Wolf attended the 2022 Annual Meeting in person and our other directors attended the 2022 Annual Meeting of Stockholders by telephone.

2022 DIRECTOR COMPENSATION

Compensation of Directors

The following table sets forth information for the fiscal year ended December 31, 2022 regarding the compensation of our directors who at December 31, 2022 were not also named executive officers.

	Fees Earned
	or Paid	Option	Stock
Name and Principal Position	in Cash	Awards	Awards	Totals
John Monahan, Ph.D. (1)	$81,500	$82,486	$—	$163,986
John K. A. Prendergast, Ph.D. (2)	$296,750	$164,972	$—	$461,722
Edward B. Smith, III (1)	$92,500	$82,486	$—	$174,986

1)

The stock options are computed in accordance with FASB ASC 718 and reflect the value of an option to purchase 101,960 shares of common stock granted on December 7, 2022 to Dr. Monahan and Mr. Smith that vest pro-rata on a monthly basis over 12 months, subject to continued service as a board member through such date. The fair value of the options was calculated in accordance with FASB ASC 718, and the assumptions used are described in Note 11 of the Notes to Consolidated Financial Statements for the years ended December 31, 2022 and 2021 in our Annual Report for the fiscal year ended December 31, 2022.

2)

The stock options are computed in accordance with ASC 718 and reflect the value of an option to purchase 203,921 shares of common stock granted on December 7, 2022 to Dr. Prendergast that vest pro-rata on a monthly basis over 12 months, subject to continued service as a board member through such date. The fair value of the options was calculated in accordance with ASC 718, and the assumptions used are described in Note 11 of the Notes to Consolidated Financial Statements for the years ended December 31, 2022 and 2021 in our Annual Report for the fiscal year ended December 31, 2022.

As of December 31, 2022, the following table sets forth the number of aggregate outstanding option awards held by each of our directors who were not also named executive officers:

	Aggregate	Aggregate
	Number of	Number of
Name	Option Awards	Stock Awards
John Monahan, Ph.D.	245,655	—
John K. A. Prendergast, Ph.D.	339,605	5,715
Edward B. Smith, III	245,655	—

Our Compensation Committee conducted an evaluation of the compensation of the members of our Board 2022 with assistance from Meridian Compensation Partners, LLC (“Meridian”) a nationally-recognized global human resources consulting firm. Based on Meridian’s review, the Compensation Committee determined that the director pay program was consistent with competitive market practices (relative to NightHawk’s publicly traded peer group at that time), aligned with our overall philosophy and approach to director pay and reflective of desired competitive positioning. For 2022 after consultation with Meridian, it was determined that directors who are not employees will receive an annual cash fee of $55,000 as well as a cash fee of $8,000 for service on the Audit Committee and $5,000 for service on each of the Compensation Committee and the Nominating and Governance Committee. In addition, the Chairman of each of the Audit, Compensation and Nominating and Governance Committees will each receive an additional cash fee of $12,500, $8,500 and $7,000, respectively. The lead independent director receives a monthly fee of $14,000 for his services as lead independent director.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended December 31, 2022 was BDO. The Audit Committee of the Board of Directors has selected BDO as NightHawk’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.

A representative of BDO is expected to be present either in person or via teleconference at the 2023 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of BDO by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2023 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast at the 2023 Annual Meeting will be required to approve the ratification of the appointment of NightHawk’s registered public accounting firm. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Broker non-votes are not expected to exist for this matter since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF BDO USA, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON
DECEMBER 31, 2023.

AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed NightHawk’s audited consolidated financial statements as of and for the year ended December 31, 2022 with the management of NightHawk and BDO, NightHawk’s independent registered public accounting firm. Further, the Audit Committee has discussed with BDO the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of NightHawk’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from BDO required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to BDO’s independence from NightHawk, and has discussed with BDO its independence from NightHawk. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to NightHawk is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from NightHawk and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining BDO’s independence. The Committee also reviewed management’s report on its assessment of the effectiveness of NightHawk’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of NightHawk’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that NightHawk’s audited consolidated financial statements for the year ended December 31, 2022 and management’s assessment of the effectiveness of NightHawk’s internal control over financial reporting be included in NightHawk’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC. The Audit Committee has recommended, and the Board has approved, subject to stockholder ratification, the selection of BDO as NightHawk’s independent registered public accounting firm for the year ending December 31, 2023.

Submitted by the Audit Committee of NightHawk’s Board of Directors.

Members of the Audit Committee:

John Monahan, Ph.D.
John K.A. Prendergast. Ph.D.
Edward B. Smith, III

———————

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2022 and 2021 by BDO USA, P.A.

	December 31,	December 31,
	2022	2021
Audit Fees (1)	$694,849	$376,123
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–

(1)

Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm in 2022 and 2021 were pre-approved by the Audit Committee.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of NightHawk under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officer who is not a member of the Board of Directors.

Name	Age	Position	Served as an Officer Since
William Ostrander	55	Chief Financial Officer, Controller and Secretary	2019

William L. Ostrander, Chief Financial Officer and Secretary

Mr. Ostrander currently serves as our Chief Financial Officer, a position he was appointed to on January 4, 2021 and has served as our Secretary since September 25, 2019 when he joined our company as Vice President of Finance. Mr. Ostrander has over 22 years of experience in financial management at public and private companies. From November 2014 until joining our company, Mr. Ostrander served as Executive Director of Finance at Liquidia Technologies, Corporation, a publicly-traded biopharmaceutical company. Prior to that, he served as Senior Director of Finance and Accounting at KBI Biopharma, a biopharmaceutical contract services company. He also served as Manager of Finance at LexisNexis Risk Solutions, a data analytics solutions company. Prior to that, he served as Controller of Seisint Inc., a private information products company that was acquired by LexisNexis. He also served as Senior Manager, Finance and held other accounting and finance positions for Boca Research, a data communications hardware manufacturer. Mr. Ostrander holds a B.S. in Finance from Central Michigan University.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2022 executive compensation program for our named executive officers.

Set forth below is the compensation paid or accrued to our Named Executive Officers during the years ended December 31, 2022 and 2021:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)		Options		Other		Total
Jeffrey Wolf	2022	$561,600	$281,000	$—		$2,328,529	(3)	$—		$3,171,129
Chairman and Chief Executive Officer	2021	$539,623	$270,000	$2,633,525	(2)	$1,964,424	(4)	$500,000	(5)	$5,907,572

William L. Ostrander	2022	$350,000	$126,241	$—		$401,471	(6)	$—		$877,712
Chief Financial Officer	2021	$274,817	$96,250	$—		$451,602	(7)	$—		$822,669

(1)

For all stock options and stock awards, the values reflect the aggregate grant date fair value computed in accordance with FASB ASC 718. Assumptions made in the calculation of these amounts are described in Note 12 of the Notes to Consolidated Financial Statements for the years ended December 31, 2022 and 2021 in our Annual Report for the fiscal year ended December 31, 2022.

(2)	Mr. Wolf was issued 288,100 shares of restricted stock on January 4, 2021 and 246,305 shares of restricted stock on December 13, 2021.
(3)	Mr. Wolf was issued 2,843,137 option awards on December 7, 2022.
(4)

Mr. Wolf was issued 147,980 option awards on January 4, 2021 and 42,216 option awards on August 2, 2021 for the subsidiary plans as described in Note 12 of the Notes to Consolidated Financial Statements for the years ended December 31, 2022 and 2021 in our Annual Report for the fiscal year ended December 31, 2022, 161,774 option awards on December 13, 2021 and 231,987 option awards on December 30, 2021.

(5)	This is a special bonus to cover the estimated taxes from the 246,305 restricted share award granted on December 13, 2021.
(6)	Mr. Ostrander was issued 490,196 option awards on December 7, 2022.
(7)

Mr. Ostrander was issued 51,487 option awards on January 4, 2021 and 2,127 option awards on August 2, 2021 for the subsidiary plans as described in Note 12 of the Notes to Consolidated Financial Statements for the years ended December 31, 2022 and 2021 in our Annual Report for the fiscal year ended December 31, 2022, and 68,807 option awards on December 13, 2021.

Narrative Disclosure To Summary Compensation Table

Overview of Our Compensation Program

A. Philosophy and Objectives

Our primary objective with respect to executive compensation is to design compensation programs that will align executives’ compensation with our overall business strategies for the creation of stockholder value and attract, motivate and retain highly qualified executives.

Our executive compensation program is based on the following philosophies and objectives:

●

Compensation Should Align with Stockholders’ Interests — The Compensation Committee and our Board believes that executives’ interests should be aligned with those of the stockholders. Executives are granted restricted stock and stock options so that the majority of their total compensation is tied directly to the value realized by our stockholders. Executive bonuses are tied directly to company strategy and operational execution which contributed to our success as a whole.

●

Compensation is Competitive — The Compensation Committee and Board seek to provide a total compensation package that attracts, motivates and retains the executive talent that we need in order to maximize the return to stockholders and execute our operational and scientific strategy. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable in relation to comparable companies with which we compete for talent.

●

Compensation Motivates and Rewards the Achievement of Goals — Our executive compensation program is designed to appropriately reward both individual and collective performance that meets and exceeds our annual and long-term strategic and operational goals. To accomplish this objective, a substantial percentage of total compensation is variable and/or “at risk”, both through annual incentive compensation and the granting of long-term incentive awards.

We seek to achieve these objectives through three key compensation elements:

●	a base salary;

●	a performance-based annual cash incentive (i.e., annual cash incentive compensation); and

●	long term equity awards.

In order to enhance the Compensation Committee’s ability to carry out its responsibilities effectively, as well as maintain strong links between executive pay and performance, the Compensation Committee reviews compensation information for each Named Executive Officer, which includes the following information:

●	the annual compensation and benefit values that are being offered to each executive;

●	the value of all outstanding equity awards; and

●	discussions with our Chairman, Chief Executive Officer and other senior management in connection with compensation matters, as well as compensation consultants and other advisors from time to time.

B. Compensation Administration

Roles and Responsibilities of Compensation Committee

The primary purpose of the Compensation Committee is to conduct reviews of our general executive compensation policies and strategies and oversee and evaluate our overall compensation structure and programs. The Compensation Committee confirmed that total compensation paid to our Named Executive Officers during the year ended December 31, 2022, was reasonable and competitive. The following were our Named Executive Officers for the year ended December 31, 2022: Jeffrey Wolf, our Chief Executive Officer and William L. Ostrander, our Chief Financial Officer (collectively, our “Named Executive Officers”). Responsibilities of the Compensation Committee include, but are not limited to:

●

Establishing on an annual basis performance goals and objectives for purposes of determining the compensation of our Chief Executive Officer and other senior executive officers, evaluating the performance of such officers in light of those goals and objectives, and setting the compensation level for those officers based on this evaluation.

●	Recommending to the Board the compensation for independent Board members (including retainer, committee and committee chair’s fees, stock options and components of compensation as appropriate).

●

Reviewing the competitive position of, and making recommendations to the Board with respect to, the cash-based and equity-based compensation plans and other programs relating to compensation and benefits.

●	Reviewing our financial performance and operations as well as our major benefit plans.

●

Overseeing the administration of our equity and other executive compensation plans, including recommending to the Board of Directors the granting of equity awards under those plans, and the approval or disapproval of the participation of individual employees in those plans.

●

Reviewing and approving for our Chief Executive Officer and other senior executive officers: (a) employment agreements; (b) severance agreements; (c) change in control agreements/provisions; and (d) any other material perquisites or other in-kind benefits.

Additional information regarding the Compensation Committee’s responsibilities is set forth in its charter, which is posted on our website at www.nighthawkbio.com.

Use of Compensation Consultant

The Compensation Committee retained Meridian, a nationally-recognized global human resources consulting firm, as its independent compensation advisor in 2021 and 2022. Meridian principally provides analysis, advice and recommendations regarding named executive officer and non-employee director compensation as well as guidance and considerations on our long-term incentive program for all eligible employees including salary, bonus, benefits and equity awards for our executive officers and retainers, meeting fees and equity awards for our directors. Meridian reports to the Chairman of the Compensation Committee and has direct access to the other members of the Compensation Committee. Meridian does not provide any other services to us other than in its role as the Compensation Committee’s independent advisor. The Compensation Committee has evaluated Meridian’s reports and, as they considered appropriate to achieve our best interests and the best interests of our stockholders, implemented the recommendations.

The Compensation Committee assessed the independence of Meridian pursuant to SEC rules and in accordance with NYSE American listing standards and considered whether Meridian had any conflicts of interest in advising the Committee. In doing so, the Compensation Committee considered whether Meridian had been providing services of any other nature to us; the amount of fees received from us by Meridian; the policies and procedures adopted by Meridian that have been designed to prevent conflicts of interest; whether any business or personal relationships existed between the consultants employed by Meridian who worked on our matters and any member of the Compensation Committee; whether any business or personal relationship existed between such consultants and any of our executive officers; and whether Meridian or such consultants hold any of our common stock. Upon evaluating such considerations, the Committee found no conflicts of interest in Meridian advising the Compensation Committee.

Role of the Chief Executive Officer

Our Chief Executive Officer, Mr. Wolf, makes recommendations to the Compensation Committee regarding the compensation of our other named executive officers. Mr. Wolf does not participate in any discussions or processes concerning his own compensation and participates in a non-voting capacity in discussions or processes concerning the compensation of our Chief Financial Officer and other members of management.

Compensation Committee Consideration of Shareholder Advisory Votes

At our annual meeting of stockholders held on September 15, 2022, we submitted our executive compensation program that covers our Named Executive Officers to our stockholders for a nonbinding advisory vote. Our executive compensation program did not receive the support of holders of a majority of the shares that voted on this proposal at the annual meeting of stockholders (including abstentions but excluding broker non-votes). In response to the vote, with respect to 2022 compensation, we did not grant Mr. Wolf shares of restricted stock which in prior years resulted in a tax being required to be paid upon grant and resulted in a special bonus being granted to Mr. Wolf to cover taxes. Instead, in 2022, we granted Mr. Wolf options, which are not taxed upon grant and therefore we did not issue a special bonus to cover taxes. In addition, at our annual meeting of stockholders held on July 23, 2019, our stockholders voted on an advisory basis with respect to the frequency of future advisory votes on our executive compensation program. Holders of a majority of the shares that voted on this proposal at the meeting (including abstentions but excluding broker non-votes) expressed their preference for an advisory vote every three years. In keeping with the preference expressed by our stockholders at our 2019 Annual Meeting of Stockholders, our Board has adopted a policy of holding say-on-pay votes every three years until the Company is required to hold another advisory vote on the frequency of say-on-pay votes, which will occur no later than our 2025 Annual Meeting of Stockholders. The next say-on-pay vote will occur at our 2025 Annual Meeting of Stockholders.

C. Competitive Considerations

In making compensation decisions with respect to each element of compensation for our Named Executive Officers, the Compensation Committee believes that it is important to be informed as to the competitive market practices at similarly situated public companies. In setting 2022 target total direct compensation levels for our Named Executive Officers, the Compensation Committee relied in part on reports prepared by Meridian effective December 7, 2022. Meridian conducted a comprehensive assessment of our Named Executive Officer’s pay program relative to a peer group of 17 similarly-situated public companies that were pre-revenue cancer therapeutics companies with market capitalizations between $150 million and $1.6 billion. The elements of the Named Executive Officer’s pay programs assessed against peer group practices for 2022 included: (1) base salary, (2) target annual incentives (bonuses), (3) target total cash compensation, (4) long-term incentives and (5) target total direct compensation. In addition, Meridian also provided an analysis of our pay mix relative to peer group practices. Meridian’s assessment included our Chief Executive Officer and Chief Financial Officer. The Compensation Committee considered the competitive market pay data of our peer group that was included in Meridian’s analysis and relevant survey data when setting each Named Executive Officer’s compensation.

The Compensation Committee’s desired competitive positioning and its pay program decision-making (in terms of both compensation levels and overall mix of pay which is focused on variable or “at risk” compensation) is reflective of our pay for performance philosophy and provides alignment of executive interests with those of our stockholders.

We believe that, given the industry in which we operate and our compensation philosophy and objectives, our approach to executive compensation is sufficient to retain our current executive officers and to hire new executive officers when and as required.

D. Components of Compensation

The allocation between cash and non-cash named executive officer compensation is influenced by subjective and objective factors considered by the Compensation Committee and is intended to reflect the Compensation Committee’s determination of the appropriate compensation mix among base pay, annual cash incentives and long-term equity incentives for each named executive officers.

1. Base Salaries

We provide our Named Executive Officers a competitive level base salary commensurate with their position, responsibilities and experience. In setting the base salary, the Compensation Committee considers a number of factors including, peer group market data, our company performance and each Named Executive Officer’s role and responsibilities, experience and individual performance. We design base pay to be competitive in attracting and retaining top talent.

Initial base salaries for the Named Executive Officers were set by their initial respective employment contracts and are reviewed annually by the Compensation Committee. The Compensation Committee determined that our Chief Executive’s Officer’s and Chief Financial Officer’s 2022 base salary levels were below market practice of our peer group; therefore the base salaries were increased in January 2022. The 2021, 2022, and 2023 base salaries for our current Named Executive Officers are as follows:

Named Executive Officer	Base Salary 2021	Base Salary 2022	Base Salary 2023
Jeffrey Wolf, Chief Executive Officer	$540,000	$561,600	$575,000
William L. Ostrander, Chief Financial Officer	$275,000	$350,000	$375,000

2. Bonuses

For 2022, the Compensation Committee recommended to the full Board of Directors the following bonus payouts to our Named Executive Officers:

●	Jeffrey Wolf bonus. The Board approved the Compensation Committee’s recommendation that Mr. Wolf receive a $281,000 cash bonus (50% of gross salary).

●	William Ostrander bonus. The Board approved the Compensation Committee’s recommendation that Mr. Ostrander receive a $122,500 cash bonus (35% of gross base salary).

The employment agreement with Jeffrey Wolf that was in effect during 2021 and 2022 provided that he was eligible for a cash performance bonus of up to fifty percent (50%) of his base salary which percentage was increased to fifty five (55%) in December 2022 as well an equity bonus in the sole discretion of the Board of Directors, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board of Directors. William L. Ostrander’s employment agreement that was in effect for 2022 provided for an annual bonus of up to thirty-five percent (35%) of his base salary which percentage was increased to forty (40%) in December 2022 as well as an equity bonus in the sole discretion of the Board of Directors, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board of Directors. The Compensation Committee believes that the granting of a bonus is appropriate to motivate the Named Executive Officers. The Compensation Committee focuses on individual performance, which enables the Compensation Committee to differentiate among executives and emphasize the link between personal performance and compensation. Although the Compensation Committee does not use any fixed formula in determining bonuses, it does link them to financial objectives of importance to it.

3. Long-Term Incentives

A substantial portion of the Named Executive Officer’s total compensation is in the form of equity-based compensation to encourage retention and better align the interests of the Named Executive Officers with the stockholders. The Compensation Committee determined to grant a combination of stock options and restricted stock awards to the current Named Executive Officers and other key employees as the primary long-term incentive vehicles.

In 2021 and 2022 the Compensation Committee determined the size of equity awards granted to the Named Executive Officers based on the following factors: accounting impact, peer group market data, our company performance and each Named Executive Officer’s position, role and responsibilities, experience, tenure, individual performance and pro forma percent ownership. In addition, the Compensation Committee considered that there was a lack of realizable value from their prior awards since substantially all of the prior awards were of significant low value and/or underwater or held low value. The Compensation Committee also sought to better align the Chief Executive Officer’s equity ownership interest in our company with that of other chief executive officers of our peer group companies. The Compensation Committee determined in December 2022 to grant a combination of options to the Chief Executive Officer and the Chief Financial Officer.

On December 7, 2022, Mr. Wolf and Mr. Ostrander were granted a ten-year option to purchase 2,843,137 and 490,196 shares of our common stock respectively of which one third vests on January 2023 and the balance vests pro-rata over 36 months.

In January 2021, Mr. Wolf was granted 288,100 restricted stock awards as part of his long-term incentive compensation for the year ended December 31, 2021. On December 13, 2021, Mr. Wolf was also awarded 246,305 shares of restricted common stock, half of which vested immediately and the remaining half vested on January 1, 2022. The 246,305 shares of restricted stock were awarded pursuant to the terms of an amended and restated restricted stock agreement. The restricted stock awards vested 50% immediately and 50% on the one-year anniversary of the grant date. The restricted stock agreements with respect to the foregoing grants, among other things, prohibit transfers of the restricted stock prior to the two-year anniversary of the grant date other than by will, laws of descent and distribution and in the event of death. In addition, sales or transfers made after the two year anniversary of the grant date are subject to the right of us to buy back the stock at any time that the holder desires to sell the restricted stock at a price equal to the lower of the closing price per share and 17 times the closing price per share on the date of grant with respect to the 2020 and 2021 grants and 10 times the closing price per share on the date of grant with respect to the 2021 grants. In January 2021, Mr. Wolf was also granted an option to purchase up to 147,980 shares of common stock that vest on the two-year anniversary of the grant date. On December 13, 2021 and December 31, 2021, Mr. Wolf was awarded an option to purchase 161,774 and 231,987 shares of our common stock, respectively.

On December 13, 2021, Mr. Ostrander was awarded a ten-year option to purchase 68,807 shares of our common stock. Mr. Ostrander was issued 51,487 option awards on January 4, 2021.

On August 2, 2021, the Board of Directors adopted our 2021 Subsidiaries Stock Incentive Plan (the “SSIP”). The SSIP is designed to compensate employees of our subsidiaries based on their responsibilities and for their contributions to the successful achievement of certain corporate goals and objectives of such subsidiaries and to share the success and risks of such subsidiaries based upon achievement of business goals.  In addition, in August we issued to Mr. Wolf options under the SSIP to purchase 10,526, 10,638, 10,526 and 10,526 shares of common stock of Skunkworx, Scorpius, Abacus, and Blackhawk, respectively and we issued Mr. Ostrander 2,127 shares of common stock of Scorpius, all subject to forfeiture if the Subsidiary Plan was not approved by our stockholders at our annual meeting so stockholders.  At our Annual Meeting of Stockholders held on September 15, 2021, the SSIP was approved by our stockholders. At the Annual Meeting of Stockholders held on September 15, 2022, our stockholders approved an amendment to SSIP to increase the number of shares that each Participating Subsidiary may issue under the SSIP from ten percent (10%) of the total outstanding shares of common stock of each Participating Subsidiary as of the effective date of adoption of the SSIP by the Participating Subsidiary to fifteen percent (15%) of the total outstanding shares of common stock of each Participating Subsidiary as of the date of the Annual Meeting of Stockholders held on September 15, 2022 and as of the effective date of adoption of the SSIP for any Participating Subsidiary that adopts the SSIP after the date such increase is approved by our stockholders. At the Annual Meeting of Stockholders held on September 15, 2022, our stockholders approved the addition of Elusys Therapeutics, Inc. (“Elusys”) as a Participating Subsidiary in the SSIP, which enables Elusys to issue awards under the SSIP to officers, directors, employees and consultants of Elusys. Skunkworx, Scorpius, Abacus, Blackhawk and Elusys currently have 200,100, 200,100, 200,000, 200,000 and 200,000 shares outstanding, respectively.

The Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed and typically issues equity grants at the same time each year, at the end of the year or the beginning of the next year when employee performance is evaluated. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our common stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2022)

	Option Awards					Stock Awards
								Market
	Number of		Number of			Number of		value of
	securities		securities			shares or		shares or
	underlying		underlying			units of		units of
	unexercised		unexercised	Option	Option	stock that		stock that
	options/		options/	exercise	expiration	have not		have not
Name and Principal Position	exercisable		unexercisable	price	date	vested		vested
Jeffrey Wolf	1,428	(1)	—	$603.40	06/11/2024	—		—
Chairman and	178	(2)	—	$317.10	1/12/2025	—		—
Chief Executive Officer	1,343	(3)	—	$172.90	1/11/2026	—		—
	1,071	(4)	—	$60.20	12/30/2026	—		—
	1,785	(5)	—	$60.90	1/03/2027	—		—
	8,508	(6)	—	$27.79	1/07/2028	—		—
	114,285	(7)	—	$7.42	1/02/2029	—		—
	285,714	(8)	—	$14.49	7/28/2030	—		—
	201,728	(9)	—	$8.40	8/24/2030	—		—
	—	(10)	147,980	$5.67	1/04/2031	—		—
	10,526	(11)	—	$1.67	8/02/2031	—		—
	10,526	(12)	—	$0.01	8/02/2031	—		—
	10,526	(13)	—	$0.01	8/02/2031	28,286	(14)	$22,912	(14)
	—	(15)	161,774	$4.06	12/13/2031	—		—
	—	(16)	231,987	$4.06	12/30/2031	—		—
	—	(17)	2,843,137	$1.02	12/07/2032	—		—

William L. Ostrander	6,473	(18)	2,009	$3.64	9/25/2029	—		—
Chief Financial Officer	14,731	(19)	6,697	$4.20	3/12/2030	—		—
	34,324	(20)	17,163	$5.67	1/04/2031	—		—
	17,201	(21)	51,606	$4.06	12/13/2031	—		—
	—	(22)	490,196	$1.02	12/07/2032	—		—

(1)	All shares are fully vested as of January 2016.
(2)	All shares are fully vested as of December 2018.
(3)	All shares are fully vested as of December 2019.
(4)	All shares are fully vested as of December 2020.
(5)	All shares are fully vested as of January 2021.
(6)	Issued January 7, 2018, these shares vest over a 46-month period and will be fully vested in January 2022.
(7)	Issued January 2, 2019, 57,142 shares vested on January 2, 2019; 34,285 shares vested on January 2, 2020; 11,429 shares vested on January 2, 2021 and 11,429 shares vested on January 2, 2022.
(8)	All shares vested on July 28, 2020.
(9)	All shares vested on August 24, 2020.
(10)	Issued January 4, 2021, these shares fully vested on January 4, 2023.

(11)	All shares fully vested in August 2022. These shares are Blackhawk subsidiary plan option shares.
(12)	All shares fully vested in August 2022. These shares are Skunkworx subsidiary plan option shares.
(13)	All shares fully vested in August 2022. These shares are Abacus subsidiary plan option shares.
(14)

Issued January 2, 2020, 141,428 restricted stock units vested January 2, 2020; 84,858 vested January 2, 2021; 28,285 vested January 2, 2022; and 28,286 vested January 2, 2023. Amount represents the value of shares at December 31, 2022. Market value based on closing price of the common stock of $0.81 on December 31, 2022.

(15)	Issued December 13, 2021, these shares fully vest on December 13, 2023.
(16)	Issued December 30, 2021, these shares fully vest on December 30, 2023.
(17)	Issued December 7, 2022, 947,712 vest on January 3, 2023 and 1,895,425 vest on a pro-rata basis over 36 months.
(18)	Issued September 25, 2019, these shares vest over a 48-month period and will be fully vested in September 2023.
(19)	Issued March 12, 2020, these shares vest over a 48-month period and will be fully vested in March 2024.
(20)	Issued January 4, 2021, 17,162 shares vested on January 4, 2021; 17,162 vested on January 4, 2022; and 17,163 vested on January 4, 2023.
(21)	Issued December 13, 2021, these shares vest over a 48-month period and will be fully vested in December 2025.
(22)	Issued December 7, 2022, 163,398 vest on January 3, 2023 and 326,798 vest on a pro-rata basis over 36 months.

Employment Agreements

On December 18, 2009, we entered into an employment agreement with Jeffrey Wolf to act as our Chief Executive Officer, which agreement was amended on November 22, 2011, and further amended on each of January 20, 2014, January 11, 2016, January 1, 2017 and January 2, 2020 (the “Prior Agreement”). Pursuant to the employment agreement in effect during 2020, Mr. Wolf received an annual base salary of $540,000 per year. He was also eligible to receive, at the sole discretion of the board, an additional cash performance-based bonus equal to up to 50% of his then outstanding base salary at the end of each year and a discretionary equity award, with the actual amount of his bonus to be increased or decreased in the sole discretion of the Board of Directors. In addition, he was also eligible to receive certain options to purchase 2% of our fully diluted equity at an exercise price equal to the then current market price if our stock is traded on a nationally recognized exchange or Nasdaq and our market capitalization is at least $500 million for at least 15 business days, which milestone was achieved in July 2020.

On January 4, 2021, we entered into a new employment agreement with Jeffrey Wolf (the “Wolf Agreement”) to continue to serve as our Chief Executive Office and President, which agreement replaces the Prior Agreement. Pursuant to the terms of the Wolf Agreement, Mr. Wolf receives an annual base salary of $540,000 per year which was amended in December 2022 to $575,000. He also may receive, at the sole discretion of the Board, an additional cash performance-based bonus equal to up to fifty percent (50%) of his then outstanding base salary at the end of each year (which percentage was amended to fifty five (55%) in December 2022) and a discretionary equity award, with the actual amount of his bonus to be increased in the sole discretion of the Board of Directors. In addition, he is to receive (i) an incentive cash bonus in an amount equal to 2% of the Transaction Consideration (as defined in the agreement) paid in connection with the consummation of a Change in Control (as defined in the agreement), provided that such Change in Control results in our stockholders receiving (or being entitled to receive, whether upon the consummation of the Change in Control or at a future date) transaction consideration worth at least 125% of the average closing trading price of our common stock during the 20 trading-day period immediately preceding the consummation of the Change in Control and (ii) an equity bonus in the form of additional stock options or restricted stock units or shares of restricted stock equal to 2% of our total fully-diluted equity if our market capitalization is equal to or exceeds a valuation of $500 million or more for fifteen (15) business days or longer. In addition, subject to certain condition, Mr. Wolf may also be entitled to receive equity in our newly formed subsidiaries. If the Wolf Agreement is terminated for death or disability (as defined in the Wolf Agreement), he (or his estate in the event of death) will receive any unpaid base salary through the date of death or disability, any unpaid target bonus earned through date of termination and he shall be entitled to exercise any vested awards for the shorter of 24 months after termination and the remaining term of the award. If Mr. Wolf’s employment is terminated by us other than for Cause (as defined in the agreement) or by him for Good Reason (as defined in the Wolf Agreement), he will receive a payment of an amount equal to one (1) times his annual base salary plus his annual target bonus amount for the year of termination assuming payment in full of the annual target bonus, accelerated vesting of all unvested equity awards, extension of the time period in which to exercise awards equal to the lesser of 24 months after termination or the remaining term of the award and payment of COBRA premiums for the earlier or twelve months, the date he becomes eligible for other group benefits or his rights to COBRA expire. In addition, in the event we terminate Mr. Wolf’s employment upon or at any time in connection with a Change of Control Transaction (as defined in the Wolf Agreement), Mr. Wolf is entitled to a lump sum cash payment equal to 24 months of his current base pay, a cash payment equal to a pro-rated amount of his target annual target bonus for the year preceding termination, payment in full for COBRA for 12 months following termination and immediate vesting of the unvested portion of any outstanding equity awards and a period to exercise the awards equal to the lesser of 12 months after termination or the remaining term of the award. If within one year after the occurrence of a Change in Control, Mr. Wolf terminates his employment for Good Reason or we terminate his employment for any reason other than death, disability of cause Mr. Wolf is entitled to a lump sum cash payment equal to 24 months of his current base pay, a cash payment equal to his full target annual target bonus, payment in full for COBRA for 12 months following termination and immediate vesting of the unvested portion of any outstanding equity awards and a period to exercise the awards equal to the lesser of 24 months after termination or the remaining term of the award. Under the Wolf Agreement, Mr. Wolf has also agreed to non-competition provisions.

Effective September 24, 2019 we entered into an offer letter with Mr. Ostrander to serve as our Vice President of Finance and Secretary. Effective January 4, 2021, Mr. Ostrander, was promoted to Chief Financial Officer. In connection with Mr. Ostrander’s new role as our Chief Financial Officer, effective January 4, 2021, we entered into an amendment (the “Ostrander Amendment”) to the offer letter, dated September 23, 2019, which had been amended on January 1, 2020. Pursuant to the Ostrander Amendment, Mr. Ostrander’s base salary was increased from $226,600 to $275,000 and his bonus target was increased to 30% of his base salary. Mr. Ostrander was also eligible for other benefits consistent with those received by our other executives.

On December 15, 2021, we entered into a four-year employment agreement, effective as of January 1, 2022, with William Ostrander (the “Ostrander Employment Agreement”), to continue to serve as our Chief Financial Officer and Corporate Secretary.  The Ostrander Employment Agreement replaced the Offer Letter entered into by us with Mr. Ostrander, dated September 23, 2019, as amended on January 1, 2020 and January 4, 2021. Pursuant to the Ostrander Employment Agreement, Mr. Ostrander is entitled to an annual base salary of $350,000 which was amended in December 2022 to $375,000 and will be eligible for discretionary performance bonus payments of thirty-five percent (35%) (which percentage was amended to forty (40%) in December 2022) of his annual base salary.  If Mr. Ostrander’s employment is terminated for any reason, he or his estate as the case may be, will be entitled to receive the accrued base salary, vacation pay, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Accrued Obligations”); provided, however, that if his employment is terminated by us without Just Cause (as defined in the Ostrander Employment Agreement) then in addition to paying the Accrued Obligations, (i) we shall continue to pay his then current base salary for a period of six (6) months; and (ii) the vesting on all unvested options shall be accelerated so that all options shall become fully vested. If his employment is terminated within one year of a Change of Control (as defined in the 2018 Stock Incentive Plan), he will be paid his then current base salary for a period of six (6) months.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined in Item 402(v) of Regulation S-K) and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. The Compensation Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions. For further information about how we align executive compensation with the Company’s performance, see “Compensation Discussion and Analysis” on page 14 above.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table Total for Non-PEO NEO (3)	Compensation Actually Paid to Non-PEO NEO (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Loss (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$ 3,171,129	$1,593,877	$ 877,712	$ 618,595	$ 15.11	$ (43,862,197)
2021	5,907,572	4,307,010	822,669	656,525	56.72	(35,400,807)

1 The dollar amounts reported in column (b) are the amounts of total compensation reported for Jeffrey Wolf, the Corporation’s Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table.”

2 The dollar amounts under column (c) represent the amount of "compensation actually paid" to Jeffrey Wolf, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Wolf during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Wolf's total compensation for each year to determine the compensation actually paid:

Year	Summary Compensation Table Total	Deduct: Stock Compensation Included in Summary Compensation (a)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Unvested as of Year-End (b)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Vested as of Year-End (c)	Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years (d)	Add: Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Years which Vested in Fiscal Year (e)	Compensation Actually Paid
2022	$ 3,171,129	$ 2,328,529	$ 1,798,000	$ -	$ (1,089,177)	$42,454	$1,593,877
2021	5,907,572	4,597,949	2,074,336	1,155,371	(209,903)	(22,418)	4,307,009

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(a) The grant date fair value of equity-based awards, as reported in the Summary Compensation Table.

(b) The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year.

(c) The year-end fair value of any equity awards granted in the applicable year that are outstanding and vested as of the end of the year.

(d) The amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(e) For awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value.

3 The dollar amounts reported in column (d) are the amounts of total compensation reported for NEOs. The non-PEO NEO for the 2022 period was William Ostrander, the Corporation’s Chief Financial Officer. Refer to “Executive Compensation – Summary Compensation Table.”

4 The dollar amounts under column (e) represent the amount of "compensation actually paid" to William L. Ostrander, the sole Non-PEO NEO within the applicable years, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Ostrander during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Ostrander's total compensation for each year to determine the compensation actually paid:

Year	Summary Compensation Table Total	Deduct: Stock Compensation Included in Summary Compensation(a)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Unvested as of Year-End(b)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Vested as of Year-End(c)	Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years(d)	Add: Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Years which Vested in Fiscal Year(e)	Compensation Actually Paid
2022	$ 877,712	$ 401,471	$ 310,000	$ -	$ (147,144)	$(20,502)	$ 618,595
2021	822,669	451,602	239,747	71,226	(33,081)	7,566	656,525

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(a) The grant date fair value of equity-based awards, as reported in the Summary Compensation Table.

(b) The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year.

(c) The year-end fair value of any equity awards granted in the applicable year that are outstanding and vested as of the end of the year.

(d) The amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(e) For awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value.

5 Pursuant to SEC rules, the total shareholder return ("TSR") figures assume an initial investment of $100 on December 31, 2020. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The calculation of TSR was based upon the closing price of a share of the Corporation’s common shares on the last day of its 2022, 2021 and 2020 fiscal years, which prices were $0.81, $3.04, $5.36, respectively.

6 Refer to the Corporation’s Consolidated Statements of Operations as presented in its Annual Report on Form 10-K filed on March 31, 2023.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above in “Executive Compensation” the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The charts below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the two years presented in the table, on the other.

Compensation Actually Paid and Net Income

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s net income, on the other hand.

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.OTHER INFORMATION REGARDING THE COMPANY

The following table sets forth information, as of August 18, 2023, or as otherwise set forth below, with respect to the beneficial ownership of our common stock (i) all persons know to us to be the beneficial owners of more than 5% of the outstanding shares of our common stock, (ii) each of our directors and our executive officer named in the Summary Compensation Table, and (iii) all of our directors and our current executive officer as a group. As of August 18, 2023, we had 26,081,890 shares of common stock outstanding.

Security Ownership of Management and Certain Beneficial Owners

Unless otherwise indicated the mailing address of each of the stockholders below is c/o NightHawk Biosciences, Inc., 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

				Total
				Number of
			Shares	Shares
	Common		subject to	Beneficially	Percentage
Name of Beneficial Owner	Stock		Options (1)	Owned	Ownership
Executive Officers & Directors
Jeffrey Wolf (Chairman of the Board of Directors, Chief Executive Officer and President) (2)	1,094,045	(3)	2,217,166	3,311,211	11.7%
William L. Ostrander (Chief Financial Officer and Secretary)	6,597		355,797	362,394	1.4%
John K. A. Prendergast, Ph.D. (Director)	238,272	(4)	305,618	543,890	2.1%
John Monahan, Ph.D. (Director)	73		228,584	228,657	*
Edward B. Smith, III (Director)	143		228,584	228,727	*

All Executive Officers and Directors, as a group (5 persons)	1,339,130		3,335,749	4,674,879	15.9%

* less than 1%

(1)	Represents shares subject to options that are currently vested and options that will vest and become exercisable within 60 days of August 18, 2023.
(2)

Includes 11,025 shares of common stock held by Orion Holdings V, LLC and 10,231 shares of common stock held by Seed-One Holdings VI, LLC, entities for which Mr. Wolf serves as the managing member. Mr. Wolf is deemed to beneficially own the shares held by such entities as in his role as the managing member he has the control over the voting and disposition of any shares held by these entities. Does not include 26,468 shares of common stock beneficially owned by Mr. Wolf’s children’s trust of which Mr. Wolf is not the trustee. Mr. Wolf disclaims beneficial ownership of these shares except to the extent of any pecuniary interest (as defined in Rule 16a – 1(a)(2) promulgated under the Exchange Act) that he may have in such entities. In addition, if our company is traded on a recognized national exchange or Nasdaq while Mr. Wolf is employed by us and the market capitalization of our company is equal to or in excess of $500 million for at least fifteen consecutive trading days, then Mr. Wolf will be entitled to receive an additional stock option equal to 2% of the then outstanding shares of our common stock, at an exercise price equal to the then current market price as determined in good faith by the board.

(3)	Includes 41,144 unvested shares received pursuant to restricted stock awards granted in December 2019 and January 2020 that are subject to forfeiture.
(4)	Includes 5,715 unvested shares received pursuant to restricted stock awards granted in January 2020 that are subject to forfeiture.

The following table sets forth information, as of August 18, 2023, or as otherwise set forth below, with respect to the beneficial ownership of our directors and named executive officers of the common stock of each of our subsidiaries set forth below and (ii) each of our directors and our executive officer named in the Summary Compensation Table, and (iii) all of our directors and our executive officer as a group.

Name of Beneficial Owner	Pelican Therapeutics, Inc.(1)	Skunkworx Bio, Inc.(2)	Abacus Biotech, Inc.(2)	Scorpius BioManufacturing, Inc. (3)	Blackhawk Bio, Inc. (2)
Jeffrey Wolf	3.1%	5.0%	5.0%	5.0%	5.0%	5.0%
William Ostrander	—	—	—	1.0%	—
John K. A. Prendergast, Ph.D.	—	—	—	—	—
John Monahan, Ph.D.	—	—	—	—	—
Edward B. Smith, III	0.3%	—	—	—	—

Total	3.4%	5.0%	5.0%	6.0%	5.0%	5.0%

*	less than 1%

(1)	The shares of common stock of Pelican Therapeutics, Inc. (“Pelican”) were issued to each individual prior to Pelican becoming a subsidiary of our company.

(2)	Consists of options issued in each applicable subsidiary pursuant to our 2021 Subsidiaries Stock Plan. Percent is the beneficial ownership percent for each individual in the applicable subsidiary.

(3)	Consists of shares of common stock of Scorpius Biomanufacturing issued upon exercise of options.

NO DISSENTERS’ RIGHTS

The corporate actions described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Pursuant to our charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions” as required by Section 120 of the NYSE American Company Guide. For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

The following is a summary of transactions since January 1, 2021 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this proxy statement entitled 2022 Director Compensation, 2022 Executive Compensation, and payments to our executive officers during 2021 and 2022 and equity awards granted to our executive officers and directors during 2021, 2022, 2023 and payments due to interests in Pelican, which are disclosed under the sections of this proxy statement entitled 2022 Director Compensation and Executive Compensation and Note 4 of the Notes to Consolidated Financial Statements for the years ended December 31, 2022 and 2021 included in our 2022 Annual Report on Form 10-K for the year ended December 31, 2022.

On December 20, 2021, we entered into the Merger Agreement (the “Merger Agreement”) with Merger Sub, Elusys and Fortis Advisors LLC pursuant to which we acquired Elusys through the merger contemplated by the Merger Agreement. Elusys was formed in 1998 by Jeffrey Wolf, our President, Chief Executive Officer and Chairman of the Board of Directors, who is a director of Elusys and directly and through affiliated entities owns approximately 1.2% of the outstanding stock of Elusys, in the form of common stock, which is subordinate in terms of distributions to the Elusys preferred stock. However, pursuant to the terms governing the Elusys preferred stock, the preferred stockholders of Elusys will receive all of the initial $5 million of Merger Consideration (as defined in the Merger Agreement) and all of the net payments from the $31 million of revenues related to fulfillment of the existing SNS contract. While the amount of earn out payments, if any, to be made over the 12-year period following closing is very uncertain, it also presently seems likely that most if not all of such payments will also be paid to the preferred stockholders of Elusys under the terms of such preferred stock. See “Business Recent Developments” for a more complete description of the Merger Agreement.

On August 18, 2023, Jeffrey Wolf submitted a preliminary, non-binding offer letter (the “Offer Letter”) to the Board of Directors on behalf of Starlight Acquisition Corp, a newly-formed corporation owned by Mr. Wolf (“Starlight”) to acquire among other things the equity interests of Elusys, all intellectual property related to the anthrax antitoxin known as ANTHIM®, and certain related research and development rights and assets (such assets, which for the avoidance of doubt shall include the equity interests of Elusys, are referred to as the “Business”).  The Offer Letter specifically provides that Starlight or its wholly-owned subsidiary, proposes to acquire (i) all of the equity interest in Elusys and the on-going operation of the Business, including, but not limited to, all new contracts and contractual obligations entered into by Elusys from the time that the Offer Letter was executed until the closing of the acquisition, (ii) all intellectual property related to early-stage biodefense and research assets currently being developed by the Company, (iii) all of the Company’s rights, interests and obligations in the development of a potential manufacturing facility in Kansas, (iv) select Company/Elusys employees who are responsible for the development of ANTHIM®, and (v) the rights to the NightHawk Biosciences name.  The Offer Letter states that Starlight anticipates that the consideration payable for the foregoing acquisition would consist of (i) the assumption of all of the liabilities and contractual obligations of the Business, which are currently estimated to be approximately $40 million, (ii) the assumption of all operating costs of Elusys, including personnel, consultant, regulatory, research and development costs, and (iii) 10% of the profits derived from the sale of ANTHIM® during the five year period following the closing of the transaction, which shall be subject to a minimum payment of $5 million. On August 21, 2023, Mr. Wolf filed Amendment No. 8 to his Schedule 13D (the “Amendment”) announcing the foregoing. The Company’s Special Committee of independent directors is reviewing and preparing to negotiate Mr. Wolf’s offer and considering alternatives thereto.

Review, Approval and Ratification of Transactions with Related Persons

The general policy of Nighthawk and our Audit Committee is that all material transactions with a related-party and agreements with related parties, as well as all material transactions in which there is an actual, or in some cases, perceived, conflict of interest, will be subject to prior review and approval by our Audit Committee and its independent members, which will determine whether such transactions or proposals are fair and reasonable to our company and our stockholders. In general, potential related-party transactions will be identified by our management and discussed with our Audit Committee at our Audit Committee’s meetings. When reviewing a related party transaction, the Audit Committee shall take into account all of the relevant facts and circumstances available to it, including (if applicable), but not limited to (a) the material terms and conditions of the transaction; (b) the related party’s relationship to the Corporation; (c) the related party’s interest in the transaction; (d) the approximate dollar value of the transaction; (e) the availability from other sources of comparable products and services; and (f) an assessment of whether the transaction is on terms that are comparable to the terms available to the Corporation from an unrelated third party. Our policies and procedures regarding related-party transactions are set forth in our Audit Committee Charter and Code of Business Conduct and Ethics, both of which are publicly available on our website at www.nighthawkbio.com.

Indemnification agreements

Our third amended and restated certificate of incorporation contains provisions limiting the liability of directors and our Second Amended and Restated Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. In addition, we have entered and expect to continue to enter into agreements to indemnify our directors.

Independence of the Board of Directors

The Board of Directors undertook a review of the independence of the members of the Board of Directors and considered whether any director has a material relationship with our company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the Board of Directors has determined that all of our current directors, except Mr. Wolf, due to his position as President and Chief Executive Officer of our company, are “independent” as that term is defined under the rules of NYSE American. As a result, Dr. Monahan, Dr. Prendergast and Mr. Smith are deemed to be “independent” as that term is defined under the rules of NYSE American.

OTHER MATTERS

As of the date of this proxy statement, the Company’s Board of Directors knows of no other matters to be presented for stockholder action at the 2023 Annual Meeting. However, if any other matter is properly brought before the 2023 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to NightHawk will be voted in accordance with the discretion of the proxyholder.

ANNUAL REPORT/FORM 10-K

NightHawk’s 2022 Annual Report on Form 10-K for the year ended December 31, 2022 to its stockholders is being mailed to certain stockholders concurrently with this proxy statement. Copies of the Company’s Annual Report on Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to NightHawk Biosciences, Inc., 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.nighthawkbio.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more NightHawk stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: NightHawk Biosciences, Inc., Attention: Corporate Secretary, 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560 or by calling us at (919) 240-7133. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Stockholders who intend to present proposals at the 2024 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than April 26, 2024. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2024 proxy materials.

The Company’s Second Amended and Restated Bylaws provide that the nomination of persons for election to the Board and the proposal of business to be considered by stockholders may be made at the annual meeting as set out in the Company’s notice of such meeting, by or at the direction of the Board or by any stockholder of record of the Company who is entitled to vote at the meeting on such nomination or other proposal, and who complies with the requirements and notice procedures set forth in our Second Amended and Restated Bylaws. Any holder of common stock proposing to nominate an individual for election to the Board or proposing business to be considered by the Company’s stockholders at an annual meeting must give written notice and certain information to the Corporate Secretary of the Company generally not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting (however, if we hold the 2024 Annual Meeting of Stockholders on a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice no earlier than 120 days prior to such annual meeting and no later than the later of 90 days prior to such annual meeting or 10 days after the day on which public announcement of the date of such meeting is first made by us we announce it publicly). As a result, stockholders who intend to present proposals at the 2024 Annual Meeting of Stockholders under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on May 30, 2024, and no later than the close of business on June 29, 2024, unless the 2024 Annual Meeting is held before August 28, 2024 or later than December 6, 2024. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 29, 2024.  If the date of our 2024 Annual Meeting is changed by more than 30 days before or after September 27, 2024, then notice required by Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

All proposals should be addressed to the Corporate Secretary, NightHawk Biosciences, Inc., 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560.

By order of the Board of Directors,

Jeffrey Wolf
Chairman, Chief Executive Officer and President

Morrisville, North Carolina

August 24, 2023

NIGHTHAWK BIOSCIENCES, INC. 627 DAVIS DRIVE, SUITE 300 MORRISVILLE, NORTH CAROLINA 27560

SUBMIT PROXY BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 26, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

SUBMIT BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 26, 2023. Have your proxy card in hand when you call and then follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ¨		KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY
		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:					number(s) of the nominee(s) on the line below.
1.	Election of Directors	☐	☐	☐
Nominees:
	01 Jeffrey Wolf	02 John Monahan, Ph.D.	03 Edward B. Smith, III		04 John K.A. Prendergast, Ph.D.
The Board of Directors recommends you vote FOR proposal 2.					For	Against	Abstain

2.	To ratify the appointment of BDO USA, P.A. as our independent registered public accounting firm for our fiscal year ending on December 31, 2023.				☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Form 10-K are available at www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

NIGHTHAWK BIOSCIENCES, INC. 2023 Annual Meeting of Stockholders September 27, 2023 10:00 A.M. Eastern Time This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Jeffrey Wolf and William Ostrander, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of NIGHTHAWK BIOSCIENCES, INC. that the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders to be held at 10:00 A.M., Eastern Time, on September 27, 2023, at the offices of the Company, 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side